UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2019

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2019, PDF Solutions (the “Company”) issued a press release regarding its financial results and certain other information related to the first fiscal quarter ended March 31, 2019. The Company also posted on the Investor Relations section of its website (www.pdf.com) a management report with regard to the quarter ended March 31, 2019. Copies of the press release and management report are attached to this report as Exhibits 99.1 and 99.2, respectively. Information on the website is not, and will not be deemed, a part of this report or incorporated into any other filings the Company makes with the Securities and Exchange Commission.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2019, the Board of Directors (the “Board”) of the Company adopted and approved, effective immediately, the Amended and Restated Bylaws (the “Amended and Restated Bylaws”) of the Company to change the date at which stockholder ratification of the designation of the Court of Chancery of the State of Delaware as the exclusive forum for certain actions and proceedings involving the Company is due to the Company’s 2020 annual meeting of stockholders. If the stockholders do not ratify it at the Company’s 2020 annual meeting of stockholders, the exclusive forum provision will be thereafter of no force or effect.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1, and incorporated by reference herein.

Item 8.01 Other Events

On May 1, 2019, the Company issued a press release announcing that it completed the acquisition of certain assets from StreamMosaic, Inc. A copy of the press release is attached hereto as Exhibit 99.3.

The information in this Item 8.01, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of PDF Solutions, Inc. effective April 26, 2019

99.1	Press Release dated May 1, 2019, regarding financial results and certain other information related to the first fiscal quarter ended March 31, 2019.

99.2	Management Report by PDF Solutions, Inc. as of May 1, 2019.

99.3	Press Release dated May 1, 2019, announcing the acquisition of certain assets from StreamMosaic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Christine Russell
Christine Russell EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: May 1, 2019